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                                          497(e) File Nos. 2-90519 and 811-4007

                        SUPPLEMENT DATED NOVEMBER 3, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1997

                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND

Currently, Landmark Equity Fund invests all of its investable assets in Large Cap Growth Portfolio, and Landmark Small Cap Equity Fund invests all of its investable assets in Small Cap Growth Portfolio. Large Cap Growth Portfolio and Small Cap Growth Portfolio were formerly known as "Equity Portfolio" and "Small Cap Equity Portfolio," respectively. Shareholders of the Funds have approved an amendment to the Funds' Declaration of Trust and fundamental investment restrictions to allow these Funds to invest in one or more investment companies. The Equity Fund has no current intention to change its policy of investing all of its investable assets in Large Cap Growth Portfolio, and the Small Cap Equity Fund has no current intention to change its policy of investing all of its investable assets in Small Cap Growth Portfolio.

Shareholders also approved new Management Agreements with Citibank for the Funds and the Portfolios and new Rule 12b-1 Service Plans for the Funds. The new Management Agreements for the Funds and Portfolios and the new Rule 12b-1 Service Plans are effective as of November 1, 1997. The Funds' total expense ratios are not expected to increase as a result of the new Management Agreements and Service Plans.

Under the new Fund and Portfolio Management Agreements, Citibank is responsible for the overall management of each Fund's business affairs, and those of its corresponding Portfolio, and provides investment advisory as well as administrative services to the Funds and Portfolios. Under the new Fund Management Agreements, the Equity Fund pays Citibank management fees equal on an annual basis to 0.30% of that Fund's average daily net assets, and the Small Cap Equity Fund pays Citibank management fees equal on an annual basis to 0.35% of that Fund's average daily net assets.

Under the new Portfolio Management Agreements, Large Cap Growth Portfolio pays Citibank management fees equal on an annual basis to 0.60% of that Portfolio's average daily net assets and Small Cap Growth Portfolio pays Citibank management fees equal on an annual basis to 0.75% of that Portfolio's average daily net assets.

Under the new Service Plans, the Funds may pay the distributor monthly fees in an amount not to exceed 0.25% per annum of the Funds' average daily net assets for both distribution and service matters.

The Funds' and Portfolios' Boards of Trustees also approved a change in the fiscal year-end for the Funds and the Portfolios from December 31st to October 31st.

As of September 1, 1997, the custodian for the assets of the Funds and the Portfolios is State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

This Supplement does not apply to Landmark Balanced Fund.